UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 10, 2022
Commission File Number 1-13610
CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	75-6446078
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
17950 Preston Road, Suite 600, Dallas, TX 75252	(972) 349-3200
(Address of Principal Executive Offices)	(Registrant's telephone number)
CIM Commercial Trust Corporation
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	CMCT	Nasdaq Global Market
Common Stock, $0.001 Par Value	CMCT-L	Tel Aviv Stock Exchange
Series L Preferred Stock, $0.001 Par Value	CMCTP	Nasdaq Global Market
Series L Preferred Stock, $0.001 Par Value	CMCTP	Tel Aviv Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Changes in Fiscal Year
On March 10, 2022, Creative Media & Community Trust Corporation (formerly known as CIM Commercial Trust Corporation) (the “Company”) filed Articles of Amendment (the “Articles”) with the State Department of Assessments and Taxation of Maryland. The Articles amended the Company’s charter to change the corporate name of the Company to Creative Media & Community Trust Corporation. The name change will not affect the rights of the Company’s security holders. The Company’s common stock will continue to be listed on the Nasdaq Global Market under its current ticker symbol “CMCT” and on the Tel Aviv Stock Exchange under the ticker symbol “CMCT-L.”
The foregoing summary of the Articles is qualified in its entirety by reference to the Articles, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.
Item 7.01. Regulation FD Disclosure
On March 10, 2022, the Company issued a press release announcing its corporate name change. A copy of the press release is furnished herewith as Exhibit 99.1.
The information in this Item 7.01 and Exhibit 99.1 are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing of CMCT under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Exhibit Description
3.1	Articles of Amendment
99.1	Press Release dated March 10, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
Dated: March 10, 2022	By:	/s/ David Thompson David Thompson Chief Executive Officer